                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          4,717,500.00
          Class B Note Interest Requirement                                                            279,708.54
          Class C Note Interest Requirement                                                            160,116.08
                    Total                                                                            5,157,324.62

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               5.55000
          Class B Note Interest Requirement                                                               5.79167
          Class C Note Interest Requirement                                                               2.36806

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              850,000,000
          Class B Note Principal Balance                                                               48,295,000
          Class C Note Principal Balance                                                               67,615,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               38,636,400.00

(v)   Required Owner Trust Spread Account Amount                                                    38,636,400.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President



------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,272,291.67
          Class B Note Interest Requirement                                                            115,711.81
          Class C Note Interest Requirement                                                            175,066.65
                    Total                                                                            1,563,070.13

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.69639
          Class B Note Interest Requirement                                                               1.85139
          Class C Note Interest Requirement                                                               2.17861

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              750,000,000
          Class B Note Principal Balance                                                               62,500,000
          Class C Note Principal Balance                                                               80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account                                                8,928,570.00

(v)   Required Owner Trust Spread Account Amount                                                     8,928,570.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,472,500.00
          Class B Note Interest Requirement                                                            134,979.17
          Class C Note Interest Requirement                                                            205,929.49
                    Total                                                                            1,813,408.65

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.63611
          Class B Note Interest Requirement                                                               1.79972
          Class C Note Interest Requirement                                                               2.13556

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              900,000,000
          Class B Note Principal Balance                                                               75,000,000
          Class C Note Principal Balance                                                               96,429,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               10,714,290.00

(v)   Required Owner Trust Spread Account Amount                                                    10,714,290.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,246,458.33
          Class B Note Interest Requirement                                                            115,711.81
          Class C Note Interest Requirement                                                            172,990.76
                    Total                                                                            1,535,160.90

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.66194
          Class B Note Interest Requirement                                                               1.85139
          Class C Note Interest Requirement                                                               2.15278

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              750,000,000
          Class B Note Principal Balance                                                               62,500,000
          Class C Note Principal Balance                                                               80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account                                                8,928,570.00

(v)   Required Owner Trust Spread Account Amount                                                     8,928,570.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,192,776.67
          Class B Note Interest Requirement                                                            112,719.44
          Class C Note Interest Requirement                                                            174,568.75
                    Total                                                                            1,480,064.86

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.67056
          Class B Note Interest Requirement                                                               1.89444
          Class C Note Interest Requirement                                                               2.28194

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              714,000,000
          Class B Note Principal Balance                                                               59,500,000
          Class C Note Principal Balance                                                               76,500,000

(iv)  Amount on deposit in Owner Trust Spread Account                                                8,500,000.00

(v)   Required Owner Trust Spread Account Amount                                                     8,500,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                            826,666.67
          Class B Note Interest Requirement                                                             77,498.76
          Class C Note Interest Requirement                                                            124,554.90
                    Total                                                                            1,028,720.33

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.65333
          Class B Note Interest Requirement                                                               1.86000
          Class C Note Interest Requirement                                                               2.32500

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              500,000,000
          Class B Note Principal Balance                                                               41,666,000
          Class C Note Principal Balance                                                               53,572,000

(iv)  Amount on deposit in Owner Trust Spread Account                                                5,952,380.00

(v)   Required Owner Trust Spread Account Amount                                                     5,952,380.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,207,708.33
          Class B Note Interest Requirement                                                            115,173.61
          Class C Note Interest Requirement                                                            183,370.21
                    Total                                                                            1,506,252.15

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.61028
          Class B Note Interest Requirement                                                               1.84278
          Class C Note Interest Requirement                                                               2.28194

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              750,000,000
          Class B Note Principal Balance                                                               62,500,000
          Class C Note Principal Balance                                                               80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account                                                8,928,570.00

(v)   Required Owner Trust Spread Account Amount                                                     8,928,570.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of Net Swap Payment                                                                             0.00
      Amount of Net Swap Receipt                                                                     2,456,281.33

(ii)  Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(iii) Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest                                                                      3,850,000.00
          Class B Note Interest                                                                        131,405.56
          Class C Note Interest                                                                        209,250.00
                    Total                                                                            4,190,655.56

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest                                                                           4.58333
          Class B Note Interest                                                                           1.87722
          Class C Note Interest                                                                           2.32500

(iv)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              840,000,000
          Class B Note Principal Balance                                                               70,000,000
          Class C Note Principal Balance                                                               90,000,000

(v)   Amount on deposit in Owner Trust Spread Account                                               10,000,000.00

(vi)  Required Owner Trust Spread Account Amount                                                    10,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          2,061,500.00
          Class B Note Interest Requirement                                                            203,437.50
          Class C Note Interest Requirement                                                            325,500.00
                    Total                                                                            2,590,437.50

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.63611
          Class B Note Interest Requirement                                                               1.93750
          Class C Note Interest Requirement                                                               2.41111

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                            1,260,000,000
          Class B Note Principal Balance                                                              105,000,000
          Class C Note Principal Balance                                                              135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               15,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    15,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,675,240.00
          Class B Note Interest Requirement                                                            164,920.00
          Class C Note Interest Requirement                                                            269,700.00
                    Total                                                                            2,109,860.00

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.66194
          Class B Note Interest Requirement                                                               1.96333
          Class C Note Interest Requirement                                                               2.49722

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                            1,008,000,000
          Class B Note Principal Balance                                                               84,000,000
          Class C Note Principal Balance                                                              108,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               12,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    12,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,374,333.33
          Class B Note Interest Requirement                                                            132,008.33
          Class C Note Interest Requirement                                                            215,450.00
                    Total                                                                            1,721,791.67

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.63611
          Class B Note Interest Requirement                                                               1.88583
          Class C Note Interest Requirement                                                               2.39389

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              840,000,000
          Class B Note Principal Balance                                                               70,000,000
          Class C Note Principal Balance                                                               90,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               10,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    10,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,873,433.33
          Class B Note Interest Requirement                                                            179,748.33
          Class C Note Interest Requirement                                                            292,950.00
                    Total                                                                            2,346,131.67

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.59306
          Class B Note Interest Requirement                                                               1.83417
          Class C Note Interest Requirement                                                               2.32500

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                            1,176,000,000
          Class B Note Principal Balance                                                               98,000,000
          Class C Note Principal Balance                                                              126,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               14,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    14,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          2,137,450.00
          Class B Note Interest Requirement                                                            203,437.50
          Class C Note Interest Requirement                                                            328,987.50
                    Total                                                                            2,669,875.00

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.69639
          Class B Note Interest Requirement                                                               1.93750
          Class C Note Interest Requirement                                                               2.43694

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                            1,260,000,000
          Class B Note Principal Balance                                                              105,000,000
          Class C Note Principal Balance                                                              135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               15,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    15,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          2,007,250.00
          Class B Note Interest Requirement                                                            190,779.17
          Class C Note Interest Requirement                                                            306,900.00
                    Total                                                                            2,504,929.17

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.59306
          Class B Note Interest Requirement                                                               1.81694
          Class C Note Interest Requirement                                                               2.27333

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                            1,260,000,000
          Class B Note Principal Balance                                                              105,000,000
          Class C Note Principal Balance                                                              135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               15,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    15,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          1,374,333.33
          Class B Note Interest Requirement                                                            130,200.00
          Class C Note Interest Requirement                                                            213,125.00
                    Total                                                                            1,717,658.33

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               1.63611
          Class B Note Interest Requirement                                                               1.86000
          Class C Note Interest Requirement                                                               2.36806

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              840,000,000
          Class B Note Principal Balance                                                               70,000,000
          Class C Note Principal Balance                                                               90,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               10,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    10,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6

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Section 7.3 Indenture                                                                       Distribution Date:      11/15/2002
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
(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                          0.00
          Class B Principal Payment                                                                          0.00
          Class C Principal Payment                                                                          0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                          2,204,399.12
          Class B Note Interest Requirement                                                            212,232.70
          Class C Note Interest Requirement                                                            361,420.62
                    Total                                                                            2,778,052.44

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                               2.38571
          Class B Note Interest Requirement                                                               2.75627
          Class C Note Interest Requirement                                                               3.65071

(iii) Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                              924,000,000
          Class B Note Principal Balance                                                               77,000,000
          Class C Note Principal Balance                                                               99,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                                               11,000,000.00

(v)   Required Owner Trust Spread Account Amount                                                    11,000,000.00



                                                                                           By:
                                                                                              ------------------------------------
                                                                                              Name:  Patricia M. Garvey
                                                                                              Title: Vice President


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